UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 29, 2005
                                                --------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
            (as depositor under the Pooling and Servicing Agreement,
    dated as of July 29, 2005, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates,
                              Series 2005-CIBC12)
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             (Exact name of registrant as specified in its charter)


          New York                 333-118975-05                 13-3789046
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

              270 Park Avenue
              New York, New York                                    10017
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              (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code  (212) 834-9280
                                                  ------------------------------



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC12. On July 29, 2005, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 29, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as master servicer, J.E. Robert Company, Inc., as special servicer, LaSalle Bank National Association, as trustee and paying agent, and ABN AMRO Bank N.V., as fiscal agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC12 (the "Certificates"), issued in twenty-nine classes. The Class A-1, Class A-2, Class A-3A1, Class A-3A2, Class A-3B, Class A-4, Class A-SB, Class A-M, Class A-J, Class X-2, Class B, Class C and Class D Certificates, with an aggregate scheduled principal balance as of July 29, 2005 of $1,990,966,000 were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., and Banc of America Securities LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of July 20, 2005, by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01   Financial Statements and Exhibit.
            --------------------------------

(c)

Exhibits Pooling and Servicing Agreement, dated as of July 29, 2005, among J.P. Morgan Chase Commercial Mortgage Securities Corp., GMAC Commercial Mortgage Corporation, J.E. Robert Company, Inc., LaSalle Bank National Association, and ABN AMRO Bank N.V.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 12, 2005


                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.



                                       By:    /s/ Dennis G. Schuh
                                          ------------------------------------
                                          Name:   Dennis G. Schuh
                                          Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.            Description                                         Page

4                      Pooling and Servicing Agreement, dated as of        6
                       July 29, 2005, among J.P. Morgan Chase Commercial Mortgage Securities Corp., GMAC Commercial
                       Mortgage Corporation, J.E. Robert Company, Inc., LaSalle Bank National Association, and ABN
                       AMRO Bank N.V.

                                    Exhibit 4